U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 1, 2004

COMMISSION FILE NUMBER: 000-21268

MineCore International, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Americana Gold and Diamond Holdings, Inc.
(FORMER NAME OF REGISTRANT)

Delaware
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

84-1023321
(I.R.S. EMPLOYER IDENTIFICATION NUMBER)

110 East Broward Blvd.,Suite 750,
Fort Lauderdale, Florida 33301

TELEPHONE: 954-653-0843
FAX 954-653-0844
(ADDRESS AND PHONE NUMBER OF PRINCIPAL OFFICES)

4790 Caughlin Parkway #171Reno,
Nevada 89509-0907

TELEPHONE: 775-750-0450
FAX 775-746-3951
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 4.01 CHANGE IN REGISTRANT'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(a)	Previous Certifying Accountants

1.	Cardona Rodriguez & Asociados were the Certifying Accountants up to and including the year ended December 31, 2001, the last year for which a 10-KSB has been filed to date.

2.	Cardona Rodriguez & Asociados is a member of Nexia International.

3.	The Registrant’s Board of Directors approved the decision to change the Certifying Accountants.

4.	Cardona Rodriguez & Asociados remain engaged beyond 2001 with a diminished scope of work related to auditing the Company’s operations in Venezuela, consisting mainly of an office in Caracas and exploratory stage gold prospects. They have been supplanted as the Certifying Accountants. With the acquisition of Platinum Works, Inc. on June 30, 2004, the scope of the audit requirements for the Company has considerably broadened.

5.	In connection with the audits of the two most recent fiscal years of the Registrant for which audits were completed, December 31, 2000 and December 31, 2001, and the subsequent periods through the date hereof, there were no disagreements with the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Cardona Rodriguez & Asociados’ satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on MineCore International Inc.‘s (“MineCore”) consolidated financial statements for such periods.

6.	Their reports did not contain an adverse opinion nor a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that each such report included an explanatory paragraph describing conditions that raised substantial doubt about the Registrant’s ability to continue as a going concern.

(b)	New Independent Registered Public Accounting Firm

1.	The Registrant’s Board of Directors approved the engagement of Whitley Penn and the Registrant engaged Whitley Penn as its new Independent Registered Public Accounting Firm as of November 1, 2004. The audit engagement of Whitley Penn is for the periods commencing January 1, 2002 and thereafter.

2.	The Registrant has not consulted with Whitley Penn during the two most recent fiscal years and through October 31, 2004 with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, or any other matters or reportable events as set forth in Items 304 (a) (1) (iv) or (v) or Regulation S-K.

3.	The appointment of Whitley Penn continues the Registrant’s links to Nexia International. Whitley Penn will be the new Independent Registered Public Accounting Firm. With the acquisition of Platinum Works, Inc. and its subsidiaries on June 30, 2004, the scope of the audit requirements for the Company has considerably broadened. Whitley Penn is the Independent Registered Public Accounting Firm for Platinum Works, Inc.

4.	Whitley Penn is a registered accounting firm with the Public Company Accounting Oversight Board, and is a member of Nexia International.

ITEM 8.01 OTHER EVENTS REQUIRING DISCLOSURE

MineCore’s corporate headquarters have been relocated to 110 East Broward Boulevard, Suite 750, Ft. Lauderdale, Florida, 33301 effective November 1, 2004. The offices were formerly in Caracas, Venezuela. Florida is a central and accessible location for the head office, with an international business environment and complete infrastructure to support its international operations.

MineCore will be occupying space leased by its wholly-owned subsidiary, Platinum Works, Inc. Platinum Works Inc. was acquired on June 30, 2004 by MineCore.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements: Not applicable

(b)     Pro forma financial information: Not applicable

EXHIBITS

16.1	Letter of Cardona Rodriguez & Asociados regarding change in Independent Registered Public Accounting Firm

16.2	Letter of Whitley Penn regarding change in Independent Registered Public Accounting Firm

99.1	Press Release dated November 4, 2004

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

DATED: November 4, 2004	MineCore International, Inc. By: /s/ D.L. (Dan) Forigo D.L. (Dan) Forigo President

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